SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 10, 1999



                          HARBOR BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)




  Maryland                  0-20990                      52-1786341
 (State of                (Commission                  (IRS Employer
Incorporation             File Number)                Identification No.)




                             25 West Fayette Street
                            Baltimore, Maryland 21201
               (Address of principal executive offices) (Zip Code)



                                 (410) 528-1800
                         (Registrant's telephone number)


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Item 4.  Changes in Registrant's Certifying Accountant.

     Harbor Bankshares Corporation (the "Company") has engaged the firm of Stegman & Company, Baltimore, Maryland, as its new independent accountants. The decision to hire new independent accountants was approved by the Company's Board of Directors on November 10, 1999. Previously, PricewaterhouseCoopers LLP served as the independent accountants for the Company. Stegman & Company will complete the audit for the fiscal year ending December 31, 1999.

         During the two most recent fiscal years and the subsequent interim period, the Company has not consulted Stegman & Company regarding any matter described in Item 304(a)(2) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  None.






















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 17, 1999                           HARBOR BANKSHARES CORPORATION



                                                   By: /s/Teodoro J. Hernandez
                                                       -------------------------
                                                        Teodoro J. Hernandez
                                                        Treasurer






























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